Exhibit 21

As of August 31, 2017 Walgreens Boots Alliance, Inc. (Registrant) had the following subsidiaries:

Name	State or Country of Incorporation
Hydra Pharm SPA	Algeria
Smart Insurance Company	Arizona
Walgreen Arizona Drug Co.	Arizona
Stephen L. LaFrance Pharmacy, Inc.	Arkansas
Ontario (Barbados) SRL	Barbados
Superior Bermuda GP	Bermuda
Casa Saba Brasil Holdings, Ltda	Brazil
Distrilife, Distribuidora Atacadista de Suplementos Alimenticios, Ltda	Brazil
Brandhandling International Limited	British Virgin Islands
Walgreen Drug (Ontario) Limited	Canada
MedAvail Technologies Inc.	Canada
AB Acquisitions FX Pref Limited	Cayman Islands
AB Property Holdings Limited	Cayman Islands
Ontario CI 1 Limited	Cayman Islands
Ontario CI 2 Limited	Cayman Islands
Ontario CI 3 Limited	Cayman Islands
Ontario CI 4 Limited	Cayman Islands
Walgreen Asia Holding Ltd.	Cayman Islands
WBAD CI 1 Limited	Cayman Islands
WBAD CI 2 Limited	Cayman Islands
ABF, Administradora de Beneficios Farmacéuticos S.A.	Chile
Administradora Fasa, S.A.	Chile
Comercializadora y Distribuidora BF S.A.	Chile
Compañía de Nutrición General S.A.	Chile
Droguería, Distribuidora y Logística DLI S.A.	Chile
Farmacias Ahumada S.A.	Chile
Fasa Investment Limitada	Chile
Inmobiliaria Avantuen S.A.	Chile
Inmobiliaria Faster S.A.	Chile
Inversiones Internacionales Inverfar S.A.	Chile
Laboratorios MDK S.A.	Chile
Guangzhou Pharmaceuticals Corporation	China
Nanjing Pharmaceutical Company Limited	China
Guangzhou Jianmin Chain Stores., Ltd.	China
Guangzhou Jianmin Pharmaceutical Co., Ltd.	China
Guangzhou Guoying Medicine Co., Ltd.	China
Guangzhou Xinte Medicine Co., Ltd.	China

Guangzhou Qihua Medical Equipment Co., Ltd.	China
Hubei Guangyao Ankang Medicine Co., Ltd.	China
Fujian Guangyao Jieda Medicine Co., Ltd.	China
Foshan City Guangyao Jianze Co., Ltd.	China
Shenzhen Guangyao Liankang Co., Ltd.	China
Hunan Guangyao Hengsheng Medicine Co., Ltd.	China
Hainan Guangyao Chenfei Medicine Co., Ltd.	China
Shanxi Guangyao Kangjian Medicine Co., Ltd.	China
Guangdong Meixian Medicine Co., Ltd.	China
Chengdu Guangyao Xinhuiyuan Medicine Co., Ltd.	China
Guangxi Guangyao Xinshidai Medicine Co., Ltd.	China
Jiangmen Guangyao Qiaokang Medicine Co., Ltd.	China
Hubei Guangyao Jida Medicine Co., Ltd.	China
Guangzhou Pharmaceuticals (HK) Limited	China
Jianmin International Co., Ltd.	China
Zhuhai Guangyao Kangmin Medicine Co., Ltd.	China
Walgreen Asia Trading Ltd.	China
Walgreens China Business Trust	China
Alliance Healthcare Corporate Management (Shanghai) Co., Ltd	China
Oktal Pharma d.o.o.	Croatia
Leget Investments Limited	Cyprus
Glazar Limited	Cyprus
Klada Ventures Limited	Cyprus
Sassoon Marketing & Investment Research Limited	Cyprus
Simison Holdings Limited	Cyprus
A5 Pharmacy Retail Limited	Cyprus
Alliance Healthcare s.r.o.	Czech Republic
Pharmdata s.r.o.	Czech Republic
BAP Pharmaceuticals LLC	Delaware
Boots Retail USA Inc.	Delaware
CG Transportation, LLC	Delaware
Circa LLC	Delaware
Cystic Fibrosis Foundation Pharmacy, LLC	Delaware
DRI I Inc.	Delaware
Duane Reade Holdings, Inc.	Delaware
Duane Reade Inc.	Delaware
Happy Harry's Discount Drug Stores, Inc.	Delaware
Happy Harry's, Inc.	Delaware
HC Group Holdings I, LLC	Delaware
Healthcare Clinic Solutions, LLC	Delaware
MedAvail, Inc.	Delaware
Onsite Holding LLC	Delaware
Pharma Dynamics, Inc.	Delaware

Prime Therapeutics Specialty Pharmacy LLC	Delaware
SIC Parent, LLC	Delaware
Smart Insurance Company Holdings, Inc.	Delaware
Smart Insurance Group Holdings, Inc	Delaware
Stephen L. LaFrance Holdings, Inc.	Delaware
Take Care Health Systems, LLC	Delaware
WAGDCO, LLC	Delaware
Walgreen International Investments LLC	Delaware
Walgreen Investments Co	Delaware
Walgreens Boots Alliance Holdings LLC	Delaware
Walgreens Boots Alliance, Inc.	Delaware
Walgreens Mail Service, LLC	Delaware
Walgreens Specialty Pharmacy Holdings, LLC	Delaware
Walgreens Specialty Pharmacy, LLC	Delaware
Walgreens Venture Capital, LLC	Delaware
Waltrust Properties, Inc.	Delaware
WBA Financial, Inc	Delaware
WBA Investments, Inc.	Delaware
Well Ventures, LLC	Delaware
WRA Partners, LLC	Delaware
United Company of Pharmacists SAE	Egypt
Alcura France	France
Alliance Healthcare Formation	France
Alliance Healthcare France SA (AHF)	France
Alliance Healthcare Group France	France
Alliance Healthcare Répartition	France
Alloga France	France
Almus France	France
Alphega	France
BCM Cosmetique SAS	France
Datapharm	France
Directlog	France
S.R.P. (Services de la Répartition Pharmaceutique)	France
Serex	France
Skills in Healthcare France	France
WBA France Finance SAS	France
Alliance Healthcare Deutschland AG	Germany
Alliance Healthcare Deutschland Holdings 1 GmbH	Germany
ANZAG Rostock GmbH & Co. KG	Germany
ANZAG Rostock Grundstucks-Verwaltungsgesellschaft mbH	Germany
AS Logistik GmbH	Germany
BCM Kosmetik GmbH	Germany
CPL Pharma Lager und Vertrieb GmbH	Germany

GESDAT Gesellschaft fur Informationsmanagement mbH	Germany
LOXXESS Pharma GmbH	Germany
Skills in Healthcare GmbH Deutschland	Germany
Soap & Glory GmbH	Germany
vitasco GmbH	Germany
WBA Investments (Guernsey) Limited	Guernsey
Walgreen of Hawaii, LLC	Hawaii
Walgreen of Maui, Inc.	Hawaii
AA Asia Limited	Hong Kong
Walgreens Boots Alliance Asia Sourcing Limited	Hong Kong
Alliance Healthcare Asia Pacific Limited	Hong Kong
Alliance Healthcare Hong Kong Limited	Hong Kong
Walgreens (Hong Kong) Limited	Hong Kong
Walgreens Boots Alliance (Hong Kong) Investments Limited	Hong Kong
WBA Hong Kong Limited	Hong Kong
Bond Drug Company of Illinois, LLC	Illinois
The 1901 Group, LLC	Illinois
The Patient Safety Research Foundation, Inc.	Illinois
Victoria Merger Sub, Inc.	Illinois
Walgreen Co.	Illinois
Walgreen Mercantile Corporation	Illinois
Walgreen National Corporation	Illinois
Walgreen Pharmacy Services Midwest, LLC	Illinois
Walgreens Business Services, LLC	Illinois
Walgreens Pharmacy Strategies, LLC	Illinois
Walgreens Store No. 7839, LLC	Illinois
Walgreens.com, Inc	Illinois
AB Acquisitions (Ireland) 2 Limited	Ireland
AB Acquisitions (Ireland) Limited	Ireland
Alliance Healthcare Limited	Ireland
Boots Retail (Ireland) Limited	Ireland
Woodglen Properties Limited	Ireland
Tyto Care Ltd.	Israel
Alliance Healthcare Italia (IT Services) Srl	Italy
Boots Contact Lenses Limited	Jersey
Armila UAB	Lithuania
Ramuneles Vaistine UAB	Lithuania
Walgreen Louisiana Co., Inc.	Louisiana
WBA Acquisitions Luxco 1 S.à r.l.	Luxembourg
WBA Acquisitions Luxco 2 S.à r.l.	Luxembourg
WBA Acquisitions Luxco 2A S.à r.l.	Luxembourg
WBA Acquisitions Luxco 3 S.à r.l.	Luxembourg
WBA Acquisitions Luxco 3A S.à r.l.	Luxembourg

WBA Acquisitions Luxco 4 S.à r.l.	Luxembourg
WBA Acquisitions Luxco 5 S.à r.l.	Luxembourg
WBA Acquisitions Luxco 5A S.à r.l.	Luxembourg
WBA Acquisitions Luxco 6 S.à r.l.	Luxembourg
WBA Acquisitions Luxco 7 S.à r.l.	Luxembourg
WBA Acquisitions Luxco 8 S.à r.l.	Luxembourg
WBA Acquisitions Luxco 8A S.à r.l.	Luxembourg
WBA Acquisitions Luxco 9 S.à r.l.	Luxembourg
WBA Luxco Property Company S.à r.l.	Luxembourg
Walgreens Boots Alliance Luxembourg S.à r.l.	Luxembourg
Alloga S.à r.l.	Luxembourg
Superior Luxco 1 S.à r.l.	Luxembourg
Superior Luxco 2 S.à r.l.	Luxembourg
Superior Luxco 3 S.à r.l.	Luxembourg
Walgreen Asia Services S.à r.l.	Luxembourg
Walgreen International S.à r.l.	Luxembourg
Walgreen Investments Luxembourg S.à r.l.	Luxembourg
WBA Luxembourg 3 S.à r.l.	Luxembourg
WBA Luxembourg 4 S.à r.l.	Luxembourg
WBA Luxembourg 5 S.à r.l.	Luxembourg
WBA Luxembourg 6 S.à r.l.	Luxembourg
WBA Luxembourg 7 S.à r.l.	Luxembourg
WBA Luxembourg 2 S.à r.l.	Luxembourg
WBA Luxembourg 1 S.à r.l.	Luxembourg
Cystic Fibrosis Services, LLC	Maryland
Eager Park Pharmacy and Health Services, LLC	Maryland
Walgreens of Massachusetts, LLC	Massachusetts
Benavides de Reynosa, S.A. de C.V.	Mexico
Comercializadora y Servicios Benavides, S.A. de C.V.	Mexico
Farmacias ABC de Mexico, S.A. de C.V.	Mexico
Farmacias Benavides S.A.B. de C.V.	Mexico
Servicios Generales Benavides, S.A. de C.V.	Mexico
Servicios Logisticos Benavides, S.A. de C.V.	Mexico
Servicios Operacionales Benavides, S.A. de C.V.	Mexico
Walgreens Boots Alliance Services MC S.A.M.	Monaco
Walgreen Hastings Co.	Nebraska
AB Acquisitions Nederland Holdco 1 B.V.	Netherlands
Alliance Boots B.V.	Netherlands
Alliance Healthcare Management Services (Nederland) B.V.	Netherlands
Alliance Healthcare Nederland B.V.	Netherlands
Alloga (Nederland) B.V.	Netherlands
Apotheek Hagi B.V.	Netherlands
Apotheek Lichtenvoorde B.V.	Netherlands

Boots Nederland B.V.	Netherlands
Euro Registratie Collectief B.V.	Netherlands
Hedef International Holdings BV	Netherlands
Kring apotheek B.V.	Netherlands
Libra C.V.	Netherlands
Spits B.V.	Netherlands
Stephar B.V.	Netherlands
WBA Asia Holdings BV	Netherlands
Duane Reade	New York
Walgreen Eastern Co., Inc.	New York
Walgreens Store No. 3288, LLC	New York
Alliance Healthcare Norge AS	Norway
Boots Norge AS	Norway
Snipetjernveien 10 AS	Norway
Prodak Kosmetik Sp. z o.o.	Poland
Alliance Healthcare S.A.	Portugal
Alliance Santé - Distribuição Farmacêutica de Eulália Baeta Pereira e Ramalho Fernandes, S.A.	Portugal
Walgreen of Puerto Rico, Inc.	Puerto Rico
FARMEXPERT D.C.I. SRL	Romania
Skills in Healthcare Romania S.r.l.	Romania
ALLOGA LOGISTICS ROMANIA	Romania
Pharmacy Chain 36.6	Russian Federation
LLC Apteka 36.6	Russian Federation
LLC Apteka 36.6+	Russian Federation
LLC Apteka-A.v.e	Russian Federation
LLC Apteka-A.v.e-1	Russian Federation
LLC RID	Russian Federation
LLC GDP	Russian Federation
Alcura Health España, S.A.	Spain
Alianza del Sur S.A.	Spain
Alliance Healthcare España Holdings, S.L.	Spain
Alliance Healthcare España S.A.	Spain
Alloga Logistica (España), S.L.	Spain
Almus Farmaceutica, S.A.	Spain
Centro Farmaceutico Asturiano, S.A.	Spain
Nexiapharma, S.L.	Spain
AH Schweiz GmbH	Switzerland
Alliance Boots GmbH	Switzerland
Alliance Boots Schweiz Investments GmbH	Switzerland
Alliance Boots Services GmbH	Switzerland
Walgreen Swiss International GmbH	Switzerland
Walgreens Boots Alliance Development GmbH	Switzerland
Aromatherapy Associates, Inc	Texas

Boots Retail (Thailand) Limited	Thailand
Alliance Healthcare Ecza Deposu Anonim Şirketi (fka Hedef Ecza Deposu Ticaret A.S.)	Turkey
Alliance Healthcare Turkey Holding A.S.	Turkey
Alliance Healthcare Yatırım Holding Anonim Şirketi (fka Hedef - Alliance Holding A.S.)	Turkey
Esko Itriyat Sanayi ve Ticaret Anonim Sirketi	Turkey
Nareks Ecza Deposu Ticaret Anonim Şirketi	Turkey
Skills in Healthcare Pazarlama ve Tanıtım Hizmetleri Anonim Şirketi	Turkey
A.T. Pharma Consultancy FZC	United Arab Emirates
AB Acquisitions FX Inter Limited	United Kingdom
WBA Acquisitions UK Holdco 2 Limited	United Kingdom
WBA Acquisitions UK Holdco 5 Limited	United Kingdom
WBA Acquisitions UK Holdco 6 Limited	United Kingdom
WBA Acquisitions UK Holdco 7 Limited	United Kingdom
WBA Acquisitions UK Topco Limited	United Kingdom
Alcura UK Limited	United Kingdom
Alliance BMP Limited	United Kingdom
WBA Group Limited	United Kingdom
WBA Holdings 1 Limited	United Kingdom
WBA Holdings 2	United Kingdom
Alliance Boots Holdings Limited	United Kingdom
WBA International Limited	United Kingdom
WBA Investments 2 Limited	United Kingdom
WBA Latin America Limited	United Kingdom
Walgreens Boots Alliance LImited	United Kingdom
WBA PropCo A LLP	United Kingdom
WBA PropCo B LLP	United Kingdom
WBA PropCo Beeston LLP	United Kingdom
WBA PropCo C LLP	United Kingdom
WBA PropCo Retail Flex LLP	United Kingdom
WBA PropCo Unichem Flex LLP	United Kingdom
WBA PropCo Unichem LLP	United Kingdom
Alliance Boots Scottish Limited Partnership	United Kingdom
Alliance Healthcare (Distribution) Limited	United Kingdom
Alliance Healthcare (IT Services) Limited	United Kingdom
Alliance Healthcare Management Services Limited	United Kingdom
Alliance UniChem Investments 4 Limited	United Kingdom
Alliance UniChem IP Limited	United Kingdom
Alloga UK Limited	United Kingdom
Almus Pharmaceuticals Limited	United Kingdom
Aroma Actives Limited	United Kingdom
Aromatherapy Associates Limited	United Kingdom
Aromatherapy Investments Holding Limited	United Kingdom

Aromatherapy Investments Limited	United Kingdom
B&B Capital Partners (GP) Ltd	United Kingdom
B&B Capital Partners (SLP GP) Ltd	United Kingdom
B&B Capital Partners (SLP) L.P.	United Kingdom
B&B Capital Partners L.P.	United Kingdom
B&B Investment Partners LLP	United Kingdom
BCM Employment & Management Services Limited	United Kingdom
BCM Limited	United Kingdom
BCM Specials Limited	United Kingdom
Beachcourse Limited	United Kingdom
Beccles H.C.C. Limited	United Kingdom
Beeston Site Services Limited	United Kingdom
Blyth Pharmacy Limited	United Kingdom
Boots 2 Property Partnership	United Kingdom
Boots 2 Property Scottish Limited Partnership	United Kingdom
Boots Benevolent Fund	United Kingdom
Boots Charitable Trust	United Kingdom
Boots Delivery Services Limited	United Kingdom
Boots Eyewear Limited	United Kingdom
Boots Hearingcare Limited	United Kingdom
Boots International Limited	United Kingdom
Boots International Management Services Limited	United Kingdom
Boots Korea Limited	United Kingdom
Boots Management Services Limited	United Kingdom
Boots Optical Investment Holdings Limited	United Kingdom
Boots Opticians Limited	United Kingdom
Boots Opticians Professional Services Limited	United Kingdom
Boots Pensions Limited	United Kingdom
Boots PropCo A Limited	United Kingdom
Boots PropCo B Limited	United Kingdom
Boots PropCo Beeston Limited	United Kingdom
Boots PropCo C Limited	United Kingdom
Boots Propco D Limited	United Kingdom
Boots Propco E Limited	United Kingdom
Boots Propco F Limited	United Kingdom
Boots PropCo Flex Limited	United Kingdom
Boots Propco G Limited	United Kingdom
Boots Propco H Limited	United Kingdom
Boots PropCo Limited	United Kingdom
Boots PropCo Retail Flex Limited	United Kingdom
Boots Properties Limited	United Kingdom
Boots Property HoldCo Limited	United Kingdom
Boots Property Partnership	United Kingdom

Boots Property Scottish Limited Partnership	United Kingdom
Boots Pure Drug Company Limited	United Kingdom
Boots The Chemists Limited	United Kingdom
Boots UK Limited	United Kingdom
Caseview (P.L.) Limited	United Kingdom
Clarepharm Limited	United Kingdom
Class Delta Limited	United Kingdom
Colne (H.C.C.) Limited	United Kingdom
D200 Energy Limited	United Kingdom
DDM Healthcare Limited	United Kingdom
Dollond & Aitchison Limited	United Kingdom
E. Moss, Limited	United Kingdom
Govanhill Pharmacy Limited	United Kingdom
Holmscroft H.C. Limited	United Kingdom
Keighley Health Centre Limited	United Kingdom
Leamington Spa Properties (Two) Limited	United Kingdom
Liz Earle Beauty Co. Limited	United Kingdom
Maryhill Dispensary Limited	United Kingdom
Nelson (H.C.C.) Limited	United Kingdom
Nottingham Enterprise Zone Development Company Limited	United Kingdom
Octapharm Limited	United Kingdom
Ontario Scottish Partnership	United Kingdom
Ontario UK 2 Limited	United Kingdom
OTC Direct Limited	United Kingdom
PhD Acquisition Bidco Limited	United Kingdom
PhD Acquisition Midco Limited	United Kingdom
PhD Nutrition Limited	United Kingdom
S and G Investments Limited	United Kingdom
Sleek Capital Limited	United Kingdom
Sleek International Limited	United Kingdom
Soap & Glory Limited	United Kingdom
SportsPlatform Holdco Limited	United Kingdom
SportsPlatform Midco Limited	United Kingdom
Sprint Investments 1 Limited	United Kingdom
Sprint Investments 5 Limited	United Kingdom
Superior Acquisitions Limited	United Kingdom
Superior Holdings Limited	United Kingdom
Swindon Health Centre (PD) Limited	United Kingdom
The Boots Company PLC	United Kingdom
The Refinery Limited	United Kingdom
Torrington Park H.C.C. Limited	United Kingdom
TPW Acquisition Bidco Limited	United Kingdom
TPW Acquisition Midco Limited	United Kingdom

Tuschem Limited	United Kingdom
UniChem Limited	United Kingdom
Victoria Pharmacy Limited	United Kingdom
W.H.C.P. (Dundee) Limited	United Kingdom
Walgreens Boots Alliance Scottish LP	United Kingdom
Walgreens Boots Alliance Services Limited	United Kingdom
WBA 1 Scottish LLP	United Kingdom
WBA 2 Scottish LLP	United Kingdom
WBA Finance 1 Limited	United Kingdom
WBA Finance 2 Limited	United Kingdom
WBA Financial Limited	United Kingdom
WBA Financial Services Limited	United Kingdom
WBA UK 1 LLP	United Kingdom
WBA UK 2 LLP	United Kingdom
WBA UK 3 LLP	United Kingdom
WBA UK 4 LLP	United Kingdom
WBA UK 5 LLP	United Kingdom
WBA UK 6 LLP	United Kingdom
WBA UK 7 LLP	United Kingdom
WBA UK 8 LLP	United Kingdom
WBA UK Finance Limited	United Kingdom
WBAD Holdings Limited	United Kingdom
Woodside Pharmacy (Glasgow) Limited	United Kingdom
WBA UK Investments Limited	United Kingdom
Forte Pharma Limited	United Kingdom
Forte Pharma Group Limited	United Kingdom
Forte Direct Limited	United Kingdom
Walgreen of US Virgin Islands, LLC	US Virgin Islands
LCA Insurance Co., Inc.	Vermont
Walgreen Oshkosh, Inc.	Wisconsin